CONSENT OF CERTIFIED PUBLIC ACCOUNTANT

            I consent to the inclusion of my report, dated January 15, 1999 on my audit of the financial statements of Manor Investment Funds, Inc. (the Fund), in the registration statement Form N-1A, Amendment Number 7 of the Fund. I also consent to the reference of my firm in such registration statement.



            Claude B. Granese, CPA

            Spring House, Pennsylvania
            January 15, 1999











































   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Manor Investment Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 31st day March.

                                          Manor Investment Funds, Inc.


                                       By: _________________________________
						        Daniel A. Morris, President

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature            		Title                   Date


            __________________________  	President, Chief        4/30/99
            Daniel A. Morris          	Executive Officer
				            	and Director

            __________________________  	Secretary               4/30/99
            Bruce Laverty

            __________________________  	Director                4/30/99
            James McFadden

            __________________________  	Director                4/30/99
            Edward Erlichman

            __________________________    Director                4/30/99
            Richard A. Kund, Jr.

            __________________________	Director                4/30/99
            Fred Myers

            __________________________	Director                4/30/99
            Alan Weintraub












                                    EXHIBIT INDEX


            (1)    Registrant's Articles of Incorporation  *

            (2)    Registrant's By-Laws  *

            (3)    Voting Trust Agreement (None)

            (4)    Stock Certificate  *

            (5)    Investment Advisory Contract  *

            (6)    Underwriting Agreements (None)

            (7)    Reimbursement Agreements with Officers and/or Directors  *

            (8)    Custodian Agreement  *

            (9)    Other Contracts (None)

           (10)    Opinion of Counsel Concerning Fund Securities  *

           (11)    Consent of Claude B. Granese, CPA

           (12)    Other Financial Statements (None)

           (13)    Powers of Attorney (None)

           (14)    Initial Capital Arrangement Agreements (None)

           (15)    Code of Ethics  *



            	 *  Incorporated by reference.